Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Immtech Pharmaceuticals, Inc. (the “Registrant”), pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended for the three month period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric L. Sorkin, President and Chief Executive Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant and its subsidiaries.

/s/ Eric L. Sorkin
Eric L. Sorkin
President and Chief Executive Officer November 10, 2008